MERRILL LYNCH
TEXAS
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
July 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch Texas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                           #16054 -- 7/97

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Printed on post-consumer recycled paper



Merrill Lynch Texas Municipal Bond Fund              July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until invest-ors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve a yield greater than that of similar Texas municipal bond funds. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large portion of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. Over the 12 months ended July 31, 1997, our slightly defensive strategy, coupled with an essentially fully invested position, generated a total return performance comparable to the industry average as well as an above average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained the slightly defensive posture adopted in late 1996. Our principal concern was that the strong economic growth seen in the fourth quarter of 1996 would continue into 1997, causing the Federal Reserve Board to raise interest rates so that growth would not result in a significant increase in inflation. However, US economic growth slowed in the second quarter of 1997 and inflation remained subdued, allowing interest rates to decline. We believed the Fund's structure would allow it to perform well during periods of market improvement.

We generally maintained the Fund's cash reserves below 5% of net assets in order to seek to enhance the Fund's dividend stream and in response to the continued scarcity of attractively priced tax-exempt Texas issues. During the last six months, approximately $7.2 billion in Texas municipal securities was underwritten, an increase of over 15% as compared to the same period a year ago. However, the majority of recent Texas issuance was dominated by current-couponed issues, with poor call protection features, which would not have enhanced the Fund's overall structure.

Looking forward, we expect to maintain our current strategy of waiting for an environment characterized by higher interest rates before adopting a more aggressive portfolio structure. In such an environment, we expect to emphasize higher-couponed issues over more interest rate-sensitive securities. The generation of an optimal amount of tax-exempt income will remain the primary investment strategy of the Fund. As new bond issuance is expected to be approximately $175 billion on an annual basis for all of 1997, we expect to maintain the Fund's fully invested position.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Texas Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

September 3, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                           12 Month       3 Month
                                                   7/31/97      4/30/97      7/31/96       % Change       % Change

Class A Shares*                                    $10.96        $10.57       $10.57          +3.69%       +3.69%
Class B Shares*                                     10.96         10.57        10.57          +3.69        +3.69
Class C Shares*                                     10.97         10.58        10.58          +3.69        +3.69
Class D Shares*                                     10.98         10.59        10.58          +3.78        +3.68
Class A Shares -- Total Return*                                                               +9.39(1)     +5.08(2)
Class B Shares -- Total Return*                                                               +8.84(3)     +4.95(4)
Class C Shares -- Total Return*                                                               +8.71(5)     +4.92(6)
Class D Shares -- Total Return*                                                               +9.38(7)     +5.05(8)
Class A Shares -- Standardized 30-day Yield          4.21%
Class B Shares -- Standardized 30-day Yield          3.89%
Class C Shares -- Standardized 30-day Yield          3.77%
Class D Shares -- Standardized 30-day Yield          4.12%

*  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.569 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.515 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.129 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.504 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.560 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.140 per share ordinary income dividends.






[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Merrill Lynch Texas Municipal Bond Fund

Total Return Based On a $10,000 Investment -- Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B
Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index.
Beginning and ending values are:

                                                  8/30/91**               7/97
ML Texas Municipal Bond Fund+-
Class A Shares*                                    $9,600               $15,164

ML Texas Municipal Bond Fund+-
Class B Shares*                                   $10,000               $15,329

Lehman Brothers Municipal Bond Index++            $10,000               $15,780


Total Return Based On a $10,000 Investment -- Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D
Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index.
Beginning and ending values are:

                                                10/21/94**                7/97

ML Texas Municipal Bond Fund+-
Class C Shares*                                   $10,000               $12,322


ML Texas Municipal Bond Fund+-
Class D Shares*                                    $9,600               $12,015

Lehman Brothers Municipal Bond Index++            $10,000               $13,054

*  Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
+  ML Texas Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Texas, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
Past performance is not predictive of future performance.




Average Annual Total Return

                                 % Return Without         % Return With
                                   Sales Charge           Sales Charge**
Class A Shares*
Year Ended 6/30/97                   +7.58%                  +3.28%
Five Years Ended 6/30/97             +6.75                   +5.89
Inception (8/30/91)
through 6/30/97                      +7.68                   +6.93

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                   % Return                 % Return
                                 Without CDSC              With CDSC**
Class B Shares*
Year Ended 6/30/97                   +7.04%                  +3.04%
Five Years Ended 6/30/97             +6.21                   +6.21
Inception (8/30/91) through 6/30/97  +7.13                   +7.13

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                   % Return                 % Return
                                 Without CDSC              With CDSC**
Class C Shares*
Year Ended 6/30/97                   +7.02%                  +6.02%
Inception (10/21/94)
through 6/30/97                      +7.10                   +7.10

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                              % Return Without            % Return With
                                Sales Charge             Sales Charge**
Class D Shares*
Year Ended 6/30/97                   +7.47%                  +3.17%
Inception (10/21/94)
through 6/30/97                      +7.67                   +6.05

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                                        Net Asset Value            Capital Gains
Period Covered                    Beginning         Ending          Distributed         Dividends Paid*          % Change**
8/30/91 -- 12/31/91               $10.00            $10.25             --                 $0.242                 + 4.97%
1992                               10.25             10.59             --                  0.722                 +10.70
1993                               10.59             11.15           $0.094                0.775                 +13.81
1994                               11.15              9.98             --                  0.589                 - 5.28
1995                                9.98             11.00             --                  0.578                 +16.38
1996                               11.00             10.68             --                  0.563                 + 2.35
1/1/97 -- 7/31/97                  10.68             10.96             --                  0.317                 + 5.86
                                                               Total $0.094         Total $3.786
                                                                          Cumulative total return as of 7/31/97: +57.94%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                        Net Asset Value            Capital Gains
Period Covered                    Beginning         Ending          Distributed         Dividends Paid*          % Change**
8/30/91 -- 12/31/91               $10.00            $10.25             --                 $0.224                 + 4.79%
1992                               10.25            10.59              --                  0.669                 +10.14
1993                               10.59            11.15            $0.094                0.719                 +13.24
1994                               11.15             9.98              --                  0.536                 - 5.76
1995                                9.98            11.00              --                  0.524                 +15.80
1996                               11.00            10.68              --                  0.508                 + 1.83
1/1/97 -- 7/31/97                  10.68            10.96              --                  0.287                 + 5.55
                                                               Total $0.094         Total $3.467
                                                                          Cumulative total return as of 7/31/97: +53.29%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                        Net Asset Value            Capital Gains
Period Covered                    Beginning         Ending          Distributed         Dividends Paid*          % Change**
10/21/94 -- 12/31/94              $10.16            $9.98              --                 $0.097                 - 0.80%
1995                                9.98            11.01              --                  0.512                 +15.77
1996                               11.01            10.69              --                  0.497                 + 1.72
1/1/97 -- 7/31/97                  10.69            10.97              --                  0.281                 + 5.48
                                                                                    Total $1.387
                                                                          Cumulative total return as of 7/31/97: +23.22%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                        Net Asset Value            Capital Gains
Period Covered                    Beginning         Ending          Distributed         Dividends Paid*          % Change**

10/21/94 -- 12/31/94              $10.16            $9.99              --                 $0.111                 - 0.57%
1995                                9.99            11.02              --                  0.568                 +16.36
1996                               11.02            10.69              --                  0.553                 + 2.16
1/1/97 -- 7/31/97                  10.69            10.98              --                  0.312                 + 5.89
                                                                                    Total $1.544
                                                                          Cumulative total return as of 7/31/97: +25.16%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Texas Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimun Tax (subject to)
GO     General Obligation Bonds
INFLOS Inverse Floating Rate Municipal Bonds
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes





Merrill Lynch Texas Municipal Bond Fund                                                                          July 31, 1997

SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

S&P      Moody's       Face                                                                                         Value
Ratings  Ratings      Amount                                    Issue                                             (Note 1a)

Texas -- 99.2%
BBB-     Baa2          $1,500     Alliance Airport Authority Inc., Texas, Special Facilities Revenue Bonds
                                  (AMR Corporation/American Airlines, Inc. Project), AMT, 7% due 12/01/2011         $1,738
AAA      Aaa            2,000     Austin, Texas, Independent School District, UT, 6% due 8/01/2004                   2,197
AAA      NR*            1,915     Cameron County, Texas, Housing Finance Corporation, S/F Mortgage Revenue
                                  Refunding Bonds, Series B - 1, 6.75% due 9/01/2025 (d)(e)                          2,042
NR*      Aaa            2,500     Coppell, Texas, Independent School District, Refunding, UT, 5.375% due
                                  8/15/2020                                                                          2,526
AAA      Aaa            1,000     Dallas - Fort Worth, Texas, International Airport Facilities Improvement
                                  Corporation  Revenue Bonds (United Parcel Service, Inc.), AMT, 6.60% due
                                  5/01/2032                                                                          1,090
NR*      Aaa            2,000     Ector County, Texas, Hospital District, Hospital Revenue Bonds (Medical
                                  Center Hospital), 7.30% due 4/15/2002 (g)                                          2,292
NR*      Aaa            4,720     Galena Park, Texas, Independent School District, School Building and
                                  Refunding Bonds, UT, 5.56%** due 8/15/2029                                           835
BBB      Baa1           1,750     Gulf Coast, Texas, Waste Disposal Authority, Solid Waste Disposal Revenue Bonds
                                  (Champion International Corporation Project), AMT, 7.25% due 4/01/2017             1,910
A-       A2             1,000     Harris County, Texas, Health Facilities Development Corporation, Hospital
                                  Crossover Revenue Refunding Bonds (Memorial Hospital System Project), 7.125%
                                  due 6/01/2015 (h)                                                                  1,154
AAA      Aa3            2,000     Harris County, Texas, Health Facilities Development Corporation, Hospital
                                  Revenue Bonds (Saint Luke's Episcopal Hospital Project), Series A, 6.625% due
                                  2/15/2001 (g)                                                                      2,199
                                  Harris County, Texas, Health Facilities Development Corporation, Revenue
                                  Refunding Bonds (School Health Care Systems), Series B:
AA       Aa3            1,500     5.75% due 7/01/2027                                                                1,547
AA       Aa3            2,500     6.25% due 7/01/2027                                                                2,854
BBB+     Baa1           1,000     Harris County, Texas, Industrial Development Corporation, Marine Terminals
                                  and Water, PCR, Refunding (GATX Terminals Corporation Project), 6.625% due
                                  2/01/2024                                                                          1,078
AAA      Aaa            1,010     Houston, Texas, Airport System Revenue Bonds, Sub - Lien, Series B, 6.625%
                                  due 7/01/2001 (c)(g)                                                               1,118
AAA      NR*            1,955     Laredo, Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds
                                  (Mortgage-Backed Securities Program), AMT, 6.95% due 10/01/2027 (d)(e)             2,084
NR*      A              1,000     Laredo, Texas, International Toll Bridge Revenue Bonds, 7% due 10/01/2002 (g)      1,134
AAA      Aaa            1,000     Longview, Texas, Water and Sewer Revenue Bonds, 5% due 3/01/2015 (b)                 986
                                  Matagorda County, Texas, Navigation District No. 1:
A        A2             3,100     PCR (Central Power and Light Company Project), 7.50% due 12/15/2014                3,411
AAA      Aaa            1,000     Revenue Refunding Bonds (Houston Light and Power Company), Series C,
                                  7.125% due 7/01/2019 (c)                                                           1,076
BBB      NR*            1,500     Midland County, Texas, Hospital District Revenue Bonds (Midland Memorial
                                  Hospital), 7.50% due 6/01/2016                                                     1,630
                                  North Central Texas, Health Facilities Development Corporation Revenue Bonds
                                  (g):
AA       Aa             3,000     (Baylor University Medical Center), INFLOS, Series A, 9.725% due 5/15/2001 (f)     3,682
AAA      Aaa            4,000     (Presbyterian Health Systems), 6.685% due 6/01/2001 (b)                            4,438
                                  Port Neches - Groves, Texas, Independent School District, UT:
AAA      Aaa            1,000     5% due 2/15/2015                                                                     986
AAA      Aaa            1,000     5% due 2/15/2016                                                                     980
AAA      Aaa            1,000     5% due 2/15/2017                                                                     979
NR*      VMIG1+           500     Port of Port Arthur, Texas, Navigation District, PCR, Refunding (Texaco
                                  Incorporated Project), VRDN, 3.65% due 10/01/2024 (a)                                500
                                  Southeast Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds, AMT:
NR*      Aaa            2,730     Series A, 8% due 11/01/2025 (d)                                                    3,187
NR*      Aaa            1,555     Series B, 8.50% due 11/01/2025                                                     1,817
NR*      VMIG1+           100     Southwest Texas, Higher Education Authority Inc., Crossover Refunding Bonds
                                  (Southern Methodist University), VRDN, 3.65% due 7/01/2015 (a)                       100
AAA      Aaa            1,000     Temple, Texas, Independent School District, UT, 5.125% due 8/15/2019                 990
A+       Aa             1,245     Texas Housing Agency, S/F Mortgage Revenue Refunding Bonds, Series A, 7.15%
                                  due 9/01/2012                                                                      1,315
AAA      AAA            1,360     Texas National Research Laboratory Commission Financing Corporation, Lease
                                  Revenue Bonds (Superconducting, Super Collider Project), 7.10% due 12/01/2001
                                  (g)                                                                                1,542
AAA      NR*              500     Texas State Department of Housing and Community Affairs, Home Mortgage Revenue
                                  Refunding Bonds, Series A, 6.95% due 7/01/2023 (d)                                   530
AA       Aa2            4,000     Texas State, UT, Series B1 and B2, 6.20% due 9/30/2011                             4,543
AA       Aa2              965     Texas State, Veterans Housing Assistance, AMT, UT, Fund II, Series A, 7% due
                                  12/01/2025                                                                         1,037
AA       Aa2            3,225     Texas State, Water Development Board, GO, UT, 7% due 8/01/2020                     3,680
AAA      NR*              380     Travis County, Texas, Housing Finance Corporation, Residential Mortgage
                                  Revenue Refunding Bonds, Series A, 7% due 12/01/2011 (d)(e)                          406
BBB      Baa2           1,700     West Side Calhoun County, Texas, Navigation District, Solid Waste Disposal
                                  Revenue Bonds  (Union Carbide Chemicals and Plastics), AMT, 8.20% due 3/15/2021    1,908

Total Investments (Cost -- $61,573) -- 99.2%                                                                        67,521

Other Assets Less Liabilities -- 0.8%                                                                                  553
                                                                                                                  --------
Net Assets -- 100.0%                                                                                               $68,074
                                                                                                                  ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b) MBIA Insured.
(c) FGIC Insured.
(d) GNMA Collateralized.
(e) FNMA Collateralized.
(f) The interest rate is subject to change periodically and
    inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(g) Prerefunded.
(h) Escrowed to maturity.
*   Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:               Investments, at value (identified cost -- $61,573,424) (Note 1a)                          $67,520,951
                      Cash                                                                                           14,203
                      Receivables:
                      Interest                                                                 $1,079,440
                      Beneficial interest sold                                                     25,163         1,104,603
                                                                                              -----------
                      Prepaid registration fees and other assets (Note 1e)                                            8,872
                                                                                                                -----------
                      Total assets                                                                               68,648,629
                                                                                                                -----------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                347,676
                      Dividends to shareholders (Note 1f)                                          90,411
                      Investment adviser (Note 2)                                                  31,822
                      Distributor (Note 2)                                                         24,422           494,331
                                                                                              -----------
                      Accrued expenses and other liabilities                                                         80,106
                                                                                                                -----------
                      Total liabilities                                                                             574,437
                                                                                                                -----------

Net Assets:           Net assets                                                                                $68,074,192
                                                                                                                ===========

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:           number of shares authorized                                                                   $97,693
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                             512,044
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               8,360
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               3,056
                      Paid-in capital in excess of par                                                           63,527,168
                      Accumulated realized capital losses on investments -- net (Note 5)                         (2,021,656)
                      Unrealized appreciation on investments -- net                                               5,947,527
                                                                                                                -----------
                      Net assets                                                                                $68,074,192
                                                                                                                ===========

Net Asset Value:     Class A -- Based on net assets of $10,706,691 and 976,934 shares of
                     beneficial interest outstanding                                                                 $10.96
                                                                                                                ===========
                     Class B -- Based on net assets of $56,114,943 and 5,120,443 shares of
                     beneficial interest outstanding                                                                 $10.96
                                                                                                                ===========
                     Class C -- Based on net assets of $917,182 and 83,599 shares of
                     beneficial interest outstanding                                                                 $10.97
                                                                                                                ===========
                     Class D -- Based on net assets of $335,376 and 30,555 shares of
                     beneficial interest outstanding                                                                 $10.98
                                                                                                                ===========

                     See Notes to Financial Statements.







Statement of Operations

                                                                                                            For the Year Ended
                                                                                                                 July 31, 1997
Investment Income      Interest and amortization of premium and discount earned                                     $4,403,079
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                     $390,807
                       Account maintenance and distribution fees -- Class B (Note 2)          298,524
                       Professional fees                                                       57,353
                       Accounting services (Note 2)                                            55,744
                       Transfer agent fees -- Class B (Note 2)                                 28,334
                       Printing and shareholder reports                                        23,858
                       Registration fees (Note 1e)                                             16,042
                       Account maintenance and distribution fees -- Class C (Note 2)            6,254
                       Pricing fees                                                             6,032
                       Custodian fees                                                           4,909
                       Transfer agent fees --  Class A (Note 2)                                 3,905
                       Trustees' fees and expenses                                              3,149
                       Amortization of organization expenses (Note 1e)                            654
                       Transfer agent fees -- Class C (Note 2)                                    611
                       Account maintenance fees -- Class D (Note 2)                               376
                       Transfer agent fees -- Class D (Note 2)                                    149
                       Other                                                                    2,907
                                                                                           ----------
                       Total expenses                                                                                  899,608
                                                                                                                    ----------
                       Investment income -- net                                                                      3,503,471
                                                                                                                    ----------

Realized &             Realized gain on investments -- net                                                             425,994
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                       2,075,093
Investments -- Net                                                                                                  ----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                         $6,004,558
                                                                                                                    ==========

                       See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                               For the Year Ended July 31,
                                                                                                   1997          1996
Increase (Decrease) in Net Assets:                                                             ------------  ------------

Operations:          Investment income -- net                                                    $3,503,471    $3,910,733
                     Realized gain (loss) on investments -- net                                     425,994      (491,651)
                     Change in unrealized appreciation on investments -- net                      2,075,093       577,503
                                                                                               ------------  ------------
                     Net increase in net assets resulting from operations                         6,004,558     3,996,585
                                                                                               ------------  ------------

Dividends to         Investment income -- net:
Shareholders         Class A                                                                       (533,168)     (553,259)
(Note 1f):           Class B                                                                     (2,900,983)   (3,298,727)
                     Class C                                                                        (49,486)      (43,024)
                     Class D                                                                        (19,834)      (15,723)
                                                                                               ------------  ------------
                     Net decrease in net assets resulting from dividends to shareholders         (3,503,471)   (3,910,733)
                                                                                               ------------  ------------

Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions    (9,551,520)   (8,419,639)
Transactions                                                                                   ------------  ------------
(Note 4):

Net Assets:          Total decrease in net assets                                                (7,050,433)   (8,333,787)
                     Beginning of year                                                           75,124,625    83,458,412
                                                                                               ------------  ------------
                     End of year                                                                $68,074,192   $75,124,625
                                                                                               ============  ============

                     See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                           Class A
                                                                        For the Year Ended July 31,
                                                               1997      1996      1995      1994      1993
                                                             -------   -------   -------   -------   -------
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year       $10.57    $10.57    $10.51    $11.09    $10.84
Operating                                                    -------   -------   -------   -------   -------
Performance:         Investment income -- net                    .57       .57       .57       .60       .62
                     Realized and unrealized gain (loss) on
                     investments -- net                          .39        --       .06      (.32)      .32
                                                             -------   -------   -------   -------   -------
                     Total from investment operations            .96       .57       .63       .28       .94
                                                             -------   -------   -------   -------   -------
                     Less dividends and distributions:
                     Investment income -- net                   (.57)     (.57)     (.57)     (.60)     (.62)
                     Realized gain on investments -- net          --        --        --      (.23)     (.07)
                     In excess of realized gain on
                     investments -- net                           --        --        --      (.03)       --
                                                             -------   -------   -------   -------   -------
                     Total dividends and distributions          (.57)     (.57)     (.57)     (.86)     (.69)
                                                             -------   -------   -------   -------   -------
                     Net asset value, end of year             $10.96    $10.57    $10.57    $10.51    $11.09
                                                             =======   =======   =======   =======   =======

Total Investment     Based on net asset value per share         9.39%     5.44%     6.39%     2.41%     9.15%
Return:*                                                     =======   =======   =======   =======   =======

Ratios to Average    Expenses, net of reimbursement              .83%      .85%      .82%      .67%      .70%
Net Assets:                                                  =======   =======   =======   =======   =======
                     Expenses                                    .83%      .85%      .83%      .84%      .94%
                                                             =======   =======   =======   =======   =======
                     Investment income -- net                   5.37%     5.29%     5.64%     5.45%     5.77%
                                                             =======   =======   =======   =======   =======

Supplemental         Net assets, end of year (in thousands)  $10,707    $9,805   $11,012   $12,973   $14,033
Data:                                                        =======   =======   =======   =======   =======
                     Portfolio turnover                        47.83%   110.16%    99.40%    59.68%    56.10%
                                                             =======   =======   =======   =======   =======

                   * Total investment returns exclude the effects of sales loads.

                     See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                           Class B
                                                                        For the Year Ended July 31,
                                                               1997      1996      1995      1994      1993
                                                             -------   -------   -------   -------   -------
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year       $10.57    $10.57    $10.51    $11.09    $10.84
Operating                                                    -------   -------   -------   -------   -------
Performance:         Investment income -- net                    .52       .51       .52       .55       .57
                     Realized and unrealized gain (loss) on
                     investments -- net                          .39        --       .06      (.32)      .32
                                                             -------   -------   -------   -------   -------
                     Total from investment operations            .91       .51       .58       .23       .89
                                                             -------   -------   -------   -------   -------
                     Less dividends and distributions:
                     Investment income -- net                   (.52)     (.51)     (.52)     (.55)     (.57)
                     Realized gain on investments -- net          --        --        --      (.23)     (.07)
                     In excess of realized gain on
                     investments -- net                           --        --        --      (.03)       --
                                                             -------   -------   -------   -------   -------
                     Total dividends and distributions          (.52)     (.51)     (.52)     (.81)     (.64)
                                                             -------   -------   -------   -------   -------
                     Net asset value, end of year              10.96     10.57     10.57     10.51     11.09
                                                             =======   =======   =======   =======   =======

Total Investment     Based on net asset value per share         8.84%     4.89%     5.85%     1.89%     8.60%
Return:*                                                     =======   =======   =======   =======   =======

Ratios to Average    Expenses, net of reimbursement             1.34%     1.36%     1.33%     1.17%     1.20%
Net Assets:                                                  =======   =======   =======   =======   =======
                     Expenses                                   1.34%     1.36%     1.34%     1.34%     1.44%
                                                             =======   =======   =======   =======   =======
                     Investment income -- net                   4.86%     4.78%     5.13%     4.95%     5.26%
                                                             =======   =======   =======   =======   =======

Supplemental         Net assets, end of year (in thousands)  $56,115   $63,733   $71,783   $78,958   $72,482
Data:                                                        =======   =======   =======   =======   =======
                     Portfolio turnover                        47.83%   110.16%    99.40%    59.68%    56.10%
                                                             =======   =======   =======   =======   =======

                   * Total investment returns exclude the effects of sales loads.

                     See Notes to Financial Statements.





Financial Highlights (concluded)

                                                                       Class C                         Class D
                                                                                For the                           For the
                                                                   For the      Period            For the          Period
The following per share data and ratios have been derived            Year       Oct. 21,            Year          Oct. 21,
from information provided in the financial statements.              Ended      1994+ to             Ended        1994+ to
                                                                  July 31,      July 31,           July 31,       July 31,
                                                               1997      1996      1995         1997      1996      1995
                                                             -------   -------   -------      -------   -------   -------
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period     $10.58    $10.57    $10.16       $10.58    $10.59    $10.16
Operating                                                    -------   -------   -------      -------   -------   -------
Performance:         Investment income -- net                    .51       .50       .39          .56       .56       .44
                     Realized and unrealized gain (loss)
                     on investments -- net                       .39       .01       .41          .40      (.01)      .43
                                                             -------   -------   -------      -------   -------   -------
                     Total from investment operations            .90       .51       .80          .96       .55       .87
                                                             -------   -------   -------      -------   -------   -------
                     Less dividends from investment
                     income -- net                              (.51)     (.50)     (.39)        (.56)     (.56)     (.44)
                                                             -------   -------   -------      -------   -------   -------
                     Net asset value, end of period           $10.97    $10.58    $10.57       $10.98    $10.58    $10.59
                                                             =======   =======   =======      =======   =======   =======

Total Investment     Based on net asset value per share         8.71%     4.88%     8.07%++++    9.38%     5.23%     8.74%++++
Return:**                                                    =======   =======   =======      =======   =======   =======

Ratios to Average    Expenses                                   1.45%     1.47%     1.48%*        .93%      .96%      .95%*
Net Assets:                                                  =======   =======   =======      =======   =======   =======
                     Investment income -- net                   4.75%     4.65%     4.87%*       5.27%     5.15%     5.41%*
                                                             =======   =======   =======      =======   =======   =======

Supplemental         Net assets, end of period (in thousand     $917    $1,176      $501         $335      $411      $163
Data:                                                        =======   =======   =======      =======   =======   =======
                     Portfolio turnover                        47.83%   110.16%    99.40%       47.83%   110.16%    99.40%
                                                             =======   =======   =======      =======   =======   =======

                *    Annualized.
                **   Total investment returns exclude the effects of sales loads.
                +    Commencement of Operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Texas Municipal Bond Fund                  July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Texas Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is thelimited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                 Account                 Distribution
             Maintenance Fee                 Fee

Class B          0.25%                      0.25%
Class C          0.25%                      0.35%
Class D          0.10%                        --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD                       MLPF&S

Class A          $338                       $3,317
Class D           $12                         $157

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $114,444 and $1,217 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $32,462,530 and $33,654,472, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                   Realized               Unrealized
                                    Gains                   Gains

Long-term investments              $425,994               $5,947,527
                                 ----------               ----------
Total                              $425,994               $5,947,527
                                 ==========               ==========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,947,527, all of which related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $61,573,424.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $9,551,520 and $8,419,639 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the                                    Dollar
Year Ended July 31, 1997            Shares                Amount

Shares sold                        252,315             $2,686,473
Shares issued to share-
holders in reinvestment
of dividends                        25,365                270,194
                                ----------             ----------
Total issued                       277,680              2,956,667
Shares redeemed                   (228,652)            (2,432,479)
                                ----------             ----------
Net increase                        49,028               $524,188
                                ==========             ==========

Class A Shares for the                                    Dollar
Year Ended July 31, 1996            Shares                Amount

Shares sold                         38,470               $413,050
Shares issued to share-
holders in reinvestment
of dividends                        24,896                266,171
                                ----------             ----------
Total issued                        63,366                679,221
Shares redeemed                   (177,467)            (1,893,072)
                                ----------             ----------
Net decrease                      (114,101)           $(1,213,851)
                                ==========             ==========

Class B Shares for the                                    Dollar
Year Ended July 31, 1997            Shares                Amount

Shares sold                        357,634             $3,799,843
Shares issued to share-
holders in reinvestment
of dividends                       131,590              1,400,919
                                ----------             ----------
Total issued                       489,224              5,200,762
Automatic conversion
of shares                           (2,147)               (22,758)
Shares redeemed                 (1,398,218)           (14,872,578)
                                ----------             ----------
Net decrease                      (911,141)           $(9,694,574)
                                ==========             ==========

Class B Shares for the                                    Dollar
Year Ended July 31, 1996            Shares                Amount

Shares sold                        639,049             $6,853,336
Shares issued to share-
holders in reinvestment
of dividends                       150,166              1,605,891
                                ----------             ----------
Total issued                       789,215              8,459,227
Automatic conversion
of shares                           (7,859)               (83,042)
Shares redeemed                 (1,542,242)           (16,527,560)
                                ----------             ----------
Net decrease                      (760,886)           $(8,151,375)
                                ==========             ==========

Class C Shares for the                                    Dollar
Year Ended July 31, 1997            Shares                Amount

Shares sold                         50,974               $541,284
Shares issued to shareholders
in reinvestment of dividends         3,478                 37,035
                                ----------             ----------
Total issued                        54,452                578,319
Shares redeemed                    (82,044)              (871,928)
                                ----------             ----------
Net decrease                       (27,592)             $(293,609)
                                ==========             ==========

Class C Shares for the                                    Dollar
Year Ended July 31, 1996            Shares                Amount

Shares sold                         94,085             $1,013,741
Shares issued to shareholders
in reinvestment of dividends         3,298                 35,266
                                ----------             ----------
Total issued                        97,383              1,049,007
Shares redeemed                    (33,556)              (353,847)
                                ----------             ----------
Net increase                        63,827               $695,160
                                ==========             ==========

Class D Shares for the                                    Dollar
Year Ended July 31, 1997            Shares                Amount

Shares sold                          5,937                $63,603
Automatic conversion of shares       2,143                 22,758
Shares issued to shareholders
in reinvestment of dividends         1,135                 12,088
                                ----------             ----------
Total issued                         9,215                 98,449
Shares redeemed                    (17,443)              (185,974)
                                ----------             ----------
Net decrease                        (8,228)              $(87,525)
                                ==========             ==========

Class D Shares for the                                    Dollar
Year Ended July 31, 1996            Shares                Amount

Shares sold                         20,102               $215,896
Automatic conversion of shares       7,850                 83,042
Shares issued to shareholders
in reinvestment of dividends           984                 10,543
                                ----------             ----------
Total issued                        28,936                309,481
Shares redeemed                     (5,540)               (59,054)
                                ----------             ----------
Net increase                        23,396               $250,427
                                ==========             ==========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $1,529,000, of which $1,053,000 expires in 2003 and $476,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Texas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Texas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Texas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Texas Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863